KEYSTONE TAX FREE INCOME FUND


                                     PROXY FOR THE MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Tax Free Income Fund ("Keystone Tax Free Income") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Tax Free Income to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Tax Free Fund, a series of Evergreen Municipal Trust, will (i) acquire all of the assets of Keystone Tax Free Income in exchange for shares of Evergreen Tax Free Fund; and (ii) assume certain identified liabilities of Keystone Tax Free Income, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR               ---- AGAINST                   ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR                ---- AGAINST                  ---- ABSTAIN



                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                          OF KEYSTONE TAX FREE INCOME

                               THE BOARD OF TRUSTEES OF KEYSTONE TAX FREE INCOME RECOMMENDS A VOTE FOR THE PROPOSALS.

                           THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.

                                    NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                    NAME(S) APPEAR ON THIS CARD.

                                    Dated:                 , 199
                                            -----------------   ---

                                  Signature(s):

                                    Signature (of joint owner, if any):

NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.
Please sign, date and return.

                                            KEYSTONE TAX FREE FUND


                                     PROXY FOR THE MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Tax Free Fund ("Keystone Tax Free") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Tax Free to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Tax Free Fund, a series of Evergreen Municipal Trust, will (i) acquire all of the assets of Keystone Tax Free in exchange for shares of Evergreen Tax Free Fund; and (ii) assume certain identified liabilities of Keystone Tax Free, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR              ---- AGAINST                   ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR              ---- AGAINST                  ---- ABSTAIN



                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                             OF KEYSTONE TAX FREE

                                  THEBOARD  OF  TRUSTEES  OF  KEYSTONE  TAX FREE
                                     RECOMMENDS A VOTE FOR THE PROPOSALS.

                       THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED

                                OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.




                                    NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                    NAME(S) APPEAR ON THIS CARD.

                                    Dated:                 , 199
                                             -----------------  ---

                                  Signature(s):

                                    Signature (of joint owner, if any):

NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.